                                                                    EXHIBIT 10.5

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                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

                                      Buyer

                                       and

            MORTGAGEIT, INC., as seller ("MortgageIT" and a "Seller")

                                       and

  MORTGAGEIT HOLDINGS, INC., as seller ("Holdings" and a "Seller", and together with MortgageIT, the "Sellers")

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                                    Custodian

                                   ----------

                               CUSTODIAL AGREEMENT

                              As of March 11, 2005

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                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----

Section 8.    Transfer of Purchased Mortgage Loans Upon Termination of a
                 Transaction, Event of Default or Swap for Agency Securities.....12
Section 9.    Fees of Custodian..................................................12
Section 10.   Removal of Custodian With Respect to Some or All of the

                                       -i-

                                    EXHIBITS

EXHIBIT A-1   FREDDIE MAC DOCUMENT LIST..............................Ex. A-1-1
EXHIBIT A-2   FANNIE MAE DOCUMENT LIST...............................Ex. A-2-1
EXHIBIT B-1   CASH WINDOW SUBMISSION PACKAGE.........................Ex. B-1-1
EXHIBIT B-2   GNMA SUBMISSION PACKAGE................................Ex. B-2-1
EXHIBIT B-3   NON-AGENCY SUBMISSION PACKAGE..........................Ex. B-3-1
EXHIBIT C     FORM OF DELIVERY INSTRUCTIONS..........................Ex. C-1
EXHIBIT D-1   FANNIE MAE MASTER BAILEE LETTER........................Ex. D-1-1
EXHIBIT D-2   NON-AGENCY MASTER BAILEE LETTER........................Ex. D-2-1
EXHIBIT E     LIMITED POWER OF ATTORNEY..............................Ex. E-1
EXHIBIT F-1   MORTGAGE FILE..........................................Ex. F-1
EXHIBIT F-2   MORTGAGE LOAN SCHEDULE.................................Ex. F-2
EXHIBIT F-3   AUDITED FIELDS SCHEDULE................................Ex. F-3
EXHIBIT G     FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT...Ex. G-1
EXHIBIT H-1   TAKEOUT ASSIGNMENT.....................................Ex. H-1-1
EXHIBIT H-2   TAKEOUT ASSIGNMENT (Blanket)...........................Ex. H-2-1
EXHIBIT I     FORM OF TRUST RECEIPT..................................Ex. I-1
EXHIBIT J-1   WAREHOUSE LENDER'S RELEASE.............................Ex. J-1-1
EXHIBIT J-2   WAREHOUSE LENDER'S WIRE INSTRUCTIONS...................Ex. J-2-1
EXHIBIT K     FORM OF NOTICE TO CUSTODIAN............................Ex. K-1
EXHIBIT L     FORM OF LOST NOTE AFFIDAVIT............................Ex. L-1
EXHIBIT M     AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN............Ex. M-1
EXHIBIT N     AUTHORIZED REPRESENTATIVES OF THE SELLER...............Ex. N-1
EXHIBIT O     AUTHORIZED REPRESENTATIVES OF THE BUYER................Ex. O-1
EXHIBIT P     FORM OF WAREHOUSE LENDER PAYOFF LETTER.................Ex. P-1
EXHIBIT Q     FORM OF BAILEE VIOLATION LETTER........................Ex. Q-1
EXHIBIT R     TAKEOUT INVESTORS......................................Ex. R-1
EXHIBIT S     CUSTODIAN'S FIREWALL STANDARDS.........................Ex. S-1

                                       -ii-

          THIS AGREEMENT, dated as of March 11, 2005, by and among CREDIT SUISSE
FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), having an address at 11 Madison
Avenue, New York, New York 10010, MORTGAGEIT, INC. ("MortgageIT" and a
"Seller"), having an address at 33 Maiden Lane, New York, New York 10038,
MORTGAGEIT HOLDINGS, INC. ("Holdings" and a "Seller", and together with
MortgageIT, the "Sellers"), having an address at 33 Maiden Lane, New York, New
York 10038 and DEUTSCHE BANK NATIONAL TRUST COMPANY (the "Custodian"), having an address at 1761 East St. Andrew Place, Santa Ana, California 92705.

                                   WITNESSETH:

          WHEREAS, the Buyer and the Sellers may, from time to time, enter into transactions (each, a "Transaction") in which the Buyer shall purchase from the
Sellers certain Mortgage Loans, with a simultaneous agreement by the Sellers to repurchase such Purchased Mortgage Loans as provided in that certain Master
Repurchase Agreement dated as of March 11, 2005, between the Sellers and the
Buyer (the "Master Repurchase Agreement") and a Confirmation between the Sellers and the Buyer (the "Confirmation"; as to each Transaction, the related
Confirmation and the Master Repurchase Agreement are referred to collectively as, the "Repurchase Agreement");

          WHEREAS, the Custodian is authorized to act as Custodian pursuant to this Agreement, and has agreed to act as custodian/bailee for hire for Buyer and
Sellers in order to effect each Transaction on its behalf, all as more particularly set forth herein;

          WHEREAS, Sellers shall from time to time deliver Purchased Mortgage
Loans to the Custodian that are subject to a Transaction; and

          WHEREAS, the Sellers have agreed to deliver or cause to be delivered to the Custodian certain documents with respect to the Purchased Mortgage Loans subject to each Transaction in accordance with the terms and conditions hereof.

          NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

          Section 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Repurchase Agreement.

          "Agency": Freddie Mac, Fannie Mae or GNMA, as applicable.

          "Agency Security": A mortgage-backed security issued by one of the
Agencies.

          "Agreement": This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

          "Anticipated Settlement Date": The anticipated date for sale of
Purchased Mortgage Loans to a Takeout Investor.

          "Applicable Agency Documents": The documents listed on Exhibit A-1 or
Exhibit A-2, as applicable.

          "Applicable Requirements": With respect to each Takeout Investor the applicable requirements which must be satisfied in order for a Mortgage Loan to be eligible for purchase by such Takeout Investor pursuant to a Takeout
Commitment.

          "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, reflecting the transfer of the Mortgage to the party indicated therein.

          "Authorized Representative": Shall have the meaning set forth in
Section 21 hereof.

          "Bailee Letter": A Fannie Mae Bailee Letter, a Freddie Mac Bailee
Letter or a Non-Agency Bailee Letter, as applicable.

          "Bailee Violation Letter" A letter in the form of Exhibit Q hereto.

          "Business Day": Any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York
or the Custodian is authorized or obligated by law or executive order to be closed.

          "Buyer": Credit Suisse First Boston Mortgage Capital LLC, or its
successor in interest or assigns.

          "Cash Window Submission Package": The documents listed on Exhibit B-1, which shall be delivered by a Seller to Custodian in connection with each Cash
Window Transaction.

          "Cash Window Transaction": A transaction initiated by Sellers'
delivery of a Request for Certification which identifies Fannie Mae or Freddie
Mac as the Takeout Investor.

          "Committed Mortgage Loan": Any Mortgage Loan which is the subject of a
Takeout Commitment with an Agency Takeout Investor.

          "Co-op Loan": Shall have the meaning set forth in the Repurchase
Agreement.

          "Custodian": Deutsche Bank National Trust Company or any successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

          "Custodial Mortgage Loan Schedule": An electronic schedule list of
Purchased Mortgage Loans delivered by the Custodian to the Buyer, reflecting the
Mortgage Loans held by the Custodian for the benefit of the Buyer, setting forth the information described in Exhibit F-2. Each Custodial Mortgage Loan Schedule
shall set forth the Mortgage Loans being purchased by

                                       -2-

the Buyer on any applicable Purchase Date as well as the Mortgage Loans previously purchased by the Buyer and held by the Custodian hereunder.

          "Delivered Mortgage Loan": Each mortgage loan delivered by Sellers potentially for purchase by Buyer pursuant to the terms of the Master Repurchase
Agreement, prior to the time of its purchase.

          "Delivery Instructions": With respect to a Mortgage Loan, instructions prepared by Sellers, in the form of Exhibit C, indicating the address for the delivery by Custodian of the related Submission Package or Mortgage Files.

          "Document Delivery Date": With respect to a Mortgage Loan, the date on which the related Mortgage File must be delivered to the Custodian. Such date shall be, with respect to Wet-Ink Mortgage Loans, the Wet-Ink Delivery Date, and
with respect to all other Mortgage Loans, (i) with respect to any purchase of
250 or fewer Mortgage Loans on a single Purchase Date, on or prior to 12:00 noon
(New York City time) one Business Day prior to the Purchase Date, and (ii) with respect to any purchase of 251 or more Mortgage Loans on a single Purchase Date, by 12:00 noon (New York City time) two (2) Business Days prior to the Purchase
Date.

          "Event of Default": Any event of default under the Repurchase
Agreement or any Confirmation thereunder.

          "Fannie Mae": Fannie Mae and any successor thereto.

          "Fannie Mae Bailee Letter": The master bailee letter, in the form of
Exhibit D-1, for use by Custodian in connection with the delivery to Fannie Mae of a Cash Window Submission Package excluding (i) the Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release, if applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions, and (v) a copy of the Takeout Commitment.

          "Freddie Mac": Freddie Mac and any successor thereto.

          "Freddie Mac Bailee Letter": The master bailee letter for use by
Custodian in connection with the delivery to Freddie Mac of a Submission Package excluding (i) the Assignment of Mortgage, in blank, (ii) the Warehouse Lender's
Release, if applicable, (iii) all modification agreements relating to a
Mortgage, (iv) the Delivery Instructions, and (v) a copy of the Takeout
Commitment.

          "GNMA": The Government National Mortgage Association and any successor thereto.

          "GNMA Submission Package": The documents listed on Exhibit B-2, which shall be delivered by Sellers to Custodian in connection with each GNMA
Transaction.

          "GNMA Transaction": A transaction initiated by Buyer's delivery of a
Request for Certification which identifies GNMA as the Takeout Investor.

                                       -3-

          "Limited Power of Attorney": A limited power of attorney, in the form of Exhibit E, executed by Sellers and delivered to Custodian, authorizing
Custodian to prepare Mortgage Note endorsements in the form indicated thereon.

          "MERS Mortgage Loan": Any Purchased Mortgage Loan registered with MERS on the MERS System.

          "MERS System": The system of recording transfers of mortgages electronically maintained by MERS.

          "MIN": The mortgage identification number for any MERS Mortgage Loan.

          "MOM Loan": Any Purchased Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

          "Mortgage": The mortgage, deed of trust or other instrument securing a
Mortgage Note.

          "Mortgage File": The items pertaining to a particular Mortgage Loan which are referred to in Exhibit F-1, plus, with respect to any Committed
Mortgage Loan, any additional items set forth in the related Submission Package and, if applicable, Applicable Agency Documents and all such other documents as the related Agency may require from time to time for the issuance of the related
Agency Securities.

          "Mortgage Loan": A mortgage loan which has been sold by the Sellers to the Buyer pursuant to the Repurchase Agreement, and which Mortgage Loan is evidenced by a Mortgage Note and related Mortgage.

          "Mortgage Loan Schedule": An electronic schedule of Mortgage Loans setting forth the information described in Exhibit F-2 attached hereto which reflects the Mortgage Loans delivered by the Sellers to the Custodian under this
Agreement.

          "Mortgage Note": The original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage
Loan.

          "Mortgaged Property": The real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

          "Mortgagor": The obligor on a Mortgage Note.

          "Non-Agency Bailee Letter": The master bailee letter, in the form of
Exhibit D-2, for use by Custodian in connection with the transfer of Mortgage,
Loans to a Takeout Investor which is not an Agency.

                                       -4-

          "Non-Agency Submission Package": The documents listed on Exhibit B-3, which shall be delivered by Sellers to Custodian in connection with each
Non-Agency Transaction.

          "Non-Agency Transaction": Any transaction initiated by Sellers'
delivery of a Request for Certification for Mortgage Loans which are not
Committed Mortgage Loans.

          "Notice of Bailment": A notice, in the form of Schedule 1 to Exhibit
D-1 or Schedule 1 to Exhibit D-2, as applicable, delivered by Custodian to
Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

          "Notice of Default": Written notice delivered by Buyer to Custodian and Sellers, of an "Event of Default" under the Repurchase Agreement.

          "Payee Number": The code used by Fannie Mae to indicate the wire transfer instructions that will be used by Fannie Mae to purchase a Mortgage
Loan.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          "Purchase Date": With respect to each Purchased Mortgage Loan, the date on which such Purchased Mortgage Loan is purchased by the Buyer pursuant to the Repurchase Agreement.

          "Purchased Mortgage Loans": The Mortgage Loans sold by Sellers to
Buyer in a Transaction.

          "Release Payment": The amount necessary to effectuate a release under a Warehouse Lender's Release.

          "Request for Certification": A Transaction Request (as defined under the Repurchase Agreement) and the Mortgage Loan Schedule supplied by a Seller to
Buyer, and transmitted by Buyer or Sellers to Custodian electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by any Seller to Buyer on the Purchase Date.

          "Request for Release of Documents and Receipt": A written request for the release of documents and receipt in the form of Exhibit G hereto.

          "Responsible Officer": With respect to the Custodian, any director, associate, vice president, assistant vice president, trust officer or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Seller": Each of MortgageIT and Holdings, or their respective successors in interest or assigns.

                                       -5-

          "Submission Package": With respect to each Mortgage Loan, a Cash
Window Submission Package, a GNMA Submission Package or a Non-Agency Submission
Package, as applicable.

          "Takeout Assignment": The assignment by any Seller to Buyer of such
Seller's rights under a specific Takeout Commitment, in the form of Exhibit H-1, or of such Seller's rights under all Takeout Commitments, in the form of Exhibit
H-2.

          "Takeout Commitment": A commitment of the Sellers to either (a) sell one or more Mortgage Loans to a Takeout Investor or (b) (i) swap one or more
Mortgage Loans with a Takeout Investor that is an Agency for an Agency Security, and (ii) sell the related Agency Security to a Takeout Investor, and in each case, the corresponding Takeout Investor's commitment back to the Seller to effectuate any of the foregoing, as applicable.

          "Takeout Investor": Shall mean (i) an Agency, (ii) DLJ Mortgage
Capital, Inc. or (iii) other institution which has made a Takeout Commitment and is listed on Exhibit R, as such exhibit may be updated from time to time by notice from the Buyer to the Custodian in writing.

          "Trust Receipt": A trust receipt issued by the Custodian evidencing the Purchased Mortgage Loans it holds, in the form attached hereto as Exhibit I, and delivered to the Buyer by the Custodian in accordance with Section 3 hereof.

          "Warehouse Lender": Any lender providing financing to Sellers for the purpose of originating Mortgage Loans, which lender prior to the Purchase Date has a security interest in such Mortgage Loans as collateral for the obligations of each Seller to such lender.

          "Warehouse Lender's Release": A letter, in the form of Exhibit J-1, from a Warehouse Lender to Buyer, conditionally releasing all of Warehouse
Lender's right, title and interest in certain Mortgage Loans identified therein upon payment to Warehouse Lender.

          "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit J-2, from a Warehouse Lender to Buyer, setting forth wire instructions for all amounts due and payable to such
Warehouse Lender.

          "Wet-Ink Delivery Date": With respect to each Wet-Ink Mortgage Loan, the date which is seven Business Days after the related Purchase Date.

          "Wet Ink Mortgage Loan": A Mortgage Loan which Sellers are selling to
Buyer simultaneously with the origination thereof.

          "Written Instructions": Written communications received by a
Responsible Officer of the Custodian from an Authorized Representative of the
Buyer or the Seller, including communications received in electronic format.

          Section 2. Deposit of Purchased Mortgage Loans; Effecting a
Transaction.

          (a) RESERVED.

                                       -6-

          (b) (i) With respect to any purchase of 250 or fewer Mortgage Loans on a single Purchase Date, on or prior to 11:00 a.m. (New York City time) on the
Purchase Date, and (ii) with respect to any purchase of 251 or more Mortgage
Loans on a single Purchase Date, by 11:30 a.m. (New York City time) two (2)
Business Days prior to the Purchase Date or (iii) by 11:30 a.m. (Eastern time)
on the Purchase Date with respect to Wet Ink Mortgage Loans, Sellers shall deposit with Custodian (a) a Request for Certification (copy to Buyer), and (b)
the Mortgage File, except with respect to each Wet-Ink Mortgage Loan. The documentation for no more than five hundred (500) Delivered Mortgage Loans will be reviewed by the Custodian on any Business Day.

          (c) On or prior to 12 p.m. (Eastern time) on a Wet-Ink Delivery Date, the Sellers shall deliver or cause to be delivered, the Mortgage Loan File for each related Wet-Ink Mortgage Loan.

          (d) From and including the Purchase Date and until notified in writing on the Repurchase Date or as extended by written notice signed by both Buyer and
Sellers and delivered to an authorized officer of the Custodian, or until a
Responsible Officer of the Custodian shall actually receive a Notice of Default,
Custodian shall hold the Purchased Mortgage Loans in trust for the exclusive benefit of Buyer and shall not act upon Written Instructions of Buyer or Sellers to deliver the Purchased Mortgage Loans other than as expressly provided in this
Agreement. Prior to the related Purchase Date, Custodian shall hold the
Delivered Mortgage Loans in trust for the exclusive benefit of Sellers.

          (e) All loan documents delivered to the Custodian shall have been placed by Sellers or their representative in an appropriate file folder, properly secured, and clearly marked with the name of the Mortgagor and the loan number (the "Loan Number").

          Section 3. Certification of Documentation; Delivery of Documents.

          (a) Upon receipt by Custodian of the Request for Certification pursuant to Section 2(b) hereof, Custodian shall ascertain whether it is in possession of the Mortgage File for each Delivered Mortgage Loan identified on the Request for Certification and shall no later than 3 p.m. Eastern time (i) on the related Purchase Date for Mortgage Loans (other than Wet-Ink Mortgage
Loans), and (ii) with respect to Wet-Ink Mortgage Loans, no later than 3 p.m.
New York City time on the Business Day following the Wet-Ink Delivery Date provide to Buyer and Sellers a written listing of exceptions via electronic mail, if any, relating to each Delivered Mortgage Loan based on Custodian's review of the related Mortgage File pursuant to this Section 3 (provided, that the Custodian has timely received the items required in Section 2(b) herein).
Except for any Delivered Mortgage Loan which has been notified to Buyer by
Custodian as containing an exception (and Buyer has not provided written notice of its intent to purchase by 2 p.m. Eastern time on the related Purchase Date, and except for any other Delivered Mortgage Loan that Buyer has provided written notice of its intent to not purchase by 2 p.m. Eastern Time on the related
Purchase Date), Custodian shall, issue to Buyer by 3 p.m. Eastern time on the related Purchase Date (provided, that the Custodian has timely received the items required in Section 2(b) herein) a Custodial Mortgage Loan Schedule electronically or by fax and identifying all Delivered Mortgage Loans and treat such Delivered Mortgage Loans as Purchased Mortgage Loans pursuant to this
Agreement. A physical Custodial Mortgage Loan Schedule

                                       -7-

shall be sent via facsimile, followed by overnight delivery for the next
Business Day, to Buyer's New York office, with a copy to Buyer's Princeton office (both as specified in Section 25 of this Agreement). Custodian hereby acknowledges that each time it issues a Custodial Mortgage Loan Schedule, it is making an express representation and warranty to Buyer that it has reviewed the items contained in the Mortgage File listed on the Request for Certification as specified in Sections 3(a) and (b) with respect to the related Mortgage Loan
(other than a Wet-Ink Mortgage Loan). In the event the Buyer does not wire the
Purchase Price to the Sellers on the related Purchase Date, the Buyer shall return the Custodial Mortgage Loan Schedule to Custodian.

          (b) With respect to each Request for Certification, prior to the delivery of the Custodial Mortgage Loan Schedule by Custodian and upon receipt of the Mortgage File for each Delivered Mortgage Loan:

          (i) Custodian shall review the documents in each Mortgage File to verify whether all are complete and appear regular on their face, whether each such document purporting to be an original appears on its face to be so, and whether each copy appears on its face to be a complete copy of its original. Custodian shall confirm that, with respect to each Delivered
     Mortgage Loan:

               (A) each document required by this Agreement to be in the
          Mortgage File is in Custodian's possession, including, without limitation, the original Mortgage and Mortgage Note (except that in the case of a Mortgage, the original of which has been delivered for recordation, a certified copy of the original Mortgage shall be in the
          Custodian's possession);

               (B) the Mortgage Note is endorsed "Pay to the order of___________
          without recourse" and signed in the name of the last endorsee by an officer, with all intervening endorsements showing a complete chain of title from the originator to the last endorsee;

               (C) each signature on the Mortgage Note is original and does not materially differ from the name typed below the signature line it appears on;

               (D) the information on Schedule F-3 (except for items 3, 4, 9,
          11, 12 and 14) which is contained on the Mortgage Note conforms to the related Mortgage Loan Schedule;

               (E) all signatures on the Mortgage properly relate to the
          Mortgage Note, examine the Mortgage for the completions of any notarization and verify that any rider or addendum properly relates to the Mortgage and that the signatures on any rider or addendum match the signatures on the Mortgage;

               (F) the Mortgagor name on the Assignment of Mortgage, if any, agrees with the related Mortgage Loan Schedule;

               (G) the original or certified copies of the recorded intervening assignments of the Mortgage, if applicable, notice of transfer or equivalent instrument (each, an "Intervening Assignment"), show a complete chain of

                                       -8-

          assignment from the originator and verify that the Mortgagor name on the assignment agrees with the related Mortgage Loan Schedule;

               (H) If applicable, (1) with respect to the wire transfer
          instructions as set forth in Freddie Mac Form 987 (Wire Transfer
          Authorization for a Cash Warehouse Delivery) such wire transfer instructions are identical to Buyer's wire instructions to Seller or
          (2) the Payee Number set forth on Fannie Mae Form 1068 (Fixed-Rate,
          Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie
          Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Buyer in writing as Buyer's Payee Number;

               (I) If applicable, the Applicable Agency Documents list Buyer as sole subscriber. Each Seller covenants that it will advise Buyer of any necessary amendments to such exhibits to reflect all current requirements of the applicable Agency.

          (ii) If Custodian determines that the documents in the Mortgage File for a Delivered Mortgage Loan conform in all respects with Section 3(b)(i), and unless otherwise notified by Buyer in accordance with Section 3(b)(i),
     Custodian shall include such Mortgage Loan in the Custodial Mortgage Loan
     Schedule issued to Buyer. If the documents required in any Mortgage File do not conform in all respects with Section 3(b)(i) or are missing and/or do not conform (except as otherwise notified in Section 3(b)(i)), Custodian shall not include such Mortgage Loan in any Custodial Mortgage Loan
     Schedule. Custodian shall notify Sellers and Buyer of any documents that are missing, incomplete on their face or patently inconsistent and of any
     Mortgage Loans that do not satisfy the criteria listed above. Sellers shall promptly deposit such missing documents with Custodian or complete or correct the documents as required by Section 3(a) or remove the related
     Mortgage File from the Request for Certification. On or prior to the
     Purchase Date and as a condition to purchase, except with respect to a
     Wet-Ink Mortgage Loan, Custodian shall deliver to the Buyer an electronic
     Custodial Mortgage Loan Schedule to the effect that the Custodian has received the Mortgage File for each Purchased Mortgage Loan on the Mortgage
     Loan Schedule and as to each Mortgage File, specifying any document delivered and any original document that has not been received, and verifying the items listed in this Section 3(b).

          (c) As required by Section 3(a), Custodian shall deliver to Buyer, no later than 3:00 p.m. Eastern Time on the related Purchase Date (provided, that the Custodian has timely received the items required in Section 2(b) herein), electronically or via facsimile, followed, if requested in writing by Buyer, by overnight courier, a Custodial Mortgage Loan Schedule having appended thereto a schedule of all Mortgage Loans with respect to which Custodian has completed the procedures set forth in Sections 3(a) and 3(b)(i) hereof and certify that it is holding each related Mortgage File for the benefit of Buyer in accordance with the terms hereof.

          (d) In addition to the foregoing, on the initial Purchase Date, the
Custodian shall deliver to the Buyer via facsimile or e-mail, no later than 3:00
p.m., New York City time, a Trust Receipt with a Custodial Mortgage Loan
Schedule attached thereto. Each Custodial

                                       -9-

Mortgage Loan Schedule delivered by the Custodian to the Buyer shall supersede and cancel the Custodial Mortgage Loan Schedule previously delivered by the
Custodian to the Buyer hereunder, and shall replace the then existing Custodial
Mortgage Loan Schedule to be attached to the Trust Receipt. Notwithstanding anything to the contrary set forth herein, in the event that the Custodial
Mortgage Loan Schedule attached to the Trust Receipt is different from the most recently delivered Custodial Mortgage Loan Schedule, then the most recently delivered Custodial Mortgage Loan Schedule shall control and be binding upon the parties hereto.

          (e) The Sellers shall promptly forward to Custodian original documents evidencing an assumption, modification, consolidation or extension of any
Purchased Mortgage Loan that has not been purchased or a certified true copy of any such document submitted for recordation, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation. The Custodian shall review, record on its system and file all such recorded documents promptly upon receipt. If the related Mortgage Loan has been sold to a Takeout Investor,
Custodian shall forward any such documents in its possession promptly to the related Takeout Investor.

          Section 4. Obligations of Custodian. (a) On and after the Purchase
Date, with respect to the Mortgage Files, and other documents delivered to
Custodian or which come into the possession of Custodian, Custodian is the custodian for Buyer, exclusively. The Custodian shall hold all documents received by it for the exclusive use and benefit of Buyer, and shall make disposition thereof only in accordance with this Agreement and the Written
Instructions furnished by Buyer. The Custodian shall segregate and maintain continuous custody of the Mortgage Files and the Submission Packages in secure and fire resistant facilities in accordance with customary industry standards for custody of similar documents.

          (b) The Custodian shall promptly notify Buyer if (i) a Responsible
Officer of the Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on any accounts maintained by Sellers with Custodian or on the Mortgage File or the Submission
Package; or (ii) the representation, warranty and covenant contained in Section
23(d) below were to become untrue or incorrect at any time during the term of this Agreement.

          Section 5. Takeout Provisions; Funding by Takeout Investor.

          (a) With respect to each Mortgage Loan scheduled for sale to a Takeout
     Investor, Sellers shall provide to Buyer, with a copy to the Custodian, a completed Request for Release of Documents and Receipt with respect to the related Mortgage Loans. The Mortgage Files relating to the Mortgage Loans included in a Request for Release of Documents and Receipt shall be sent for delivery by Custodian to the applicable Takeout Investor specified by
     Sellers to Buyer in writing on the same day as the completed Request for
     Release of Documents and Receipt is received by Custodian (in the event that such request is received by 11 a.m. (Eastern time)); provided, that the Custodian shall not be required to deliver more than 100 Mortgage Files on any Business Day, but in any event no later than two Business Days prior to the Anticipated Settlement Date as notified to the Custodian; provided, however, that Custodian has received the confirmation

                                      -10-

     described below. In the event that the Request for Release of Documents and
     Receipt is not received prior to 11 a.m. Eastern time, Custodian shall use reasonable efforts to effect same day shipment of the related Mortgage
     Files, but in any event shall send such Mortgage Files on the following
     Business Day. Such Mortgage Files shall be sent via overnight courier in accordance with the Delivery Instructions and under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the applicable Bailee Letter. Custodian shall not deliver any
     Mortgage File to any potential Takeout Investor unless such Takeout
     Investor is listed on Exhibit Q hereto, as updated from time to time by written notice from the Buyer to the Custodian, or as otherwise approved by the Buyer in writing. The location to which the Mortgage Files shall be delivered will be specified on the related Request for Release of Documents and Receipt.

          (b) At any time following the delivery of a Request for Release of
     Documents and Receipt, in the event a Responsible Officer of the Custodian knows that any document is missing or is not in compliance with Section
     3(b)(i) with respect to a related Mortgage File or the related forms, including the return of documents to Custodian from a Takeout Investor due to a defect in such documents, the Custodian shall give prompt telephone notice of such defect to Buyer, followed by a written specification thereof to Buyer within one Business Day. In addition, Custodian shall provide a
     Bailee Violation Letter to Buyer and the Takeout Investor in the event that
     Buyer notifies Custodian in writing that any documents remain in the possession of a Takeout Investor for forty-five days and the related
     Mortgage Loans have not been purchased by Takeout Investor prior to such date.

          (c) On the Anticipated Settlement Date, unless Custodian receives on or prior to such Anticipated Settlement Date a Notice of Default or Written
     Instructions from both Buyer and Sellers that the Anticipated Settlement
     Date has been extended, Buyer irrevocably instructs Custodian to release to the Takeout Investor the Purchased Mortgage Loans with respect to such
     Transaction with a fully completed Notice of Bailment. Notwithstanding anything to the contrary herein, in the event the Purchased Mortgage Loans are repurchased prior to the related Anticipated Settlement Date pursuant to the Repurchase Agreement, Buyer irrevocably instructs Custodian, upon receipt of written notice thereof from Buyer, to release to Sellers such
     Purchased Mortgage Loans as more particularly described in Section 8.

          (d) In the event that a Takeout Investor rejects a Mortgage Loan for purchase pursuant to a Takeout Commitment for any reason whatsoever,
     Custodian shall promptly notify Buyer and Sellers upon receipt of the returned Mortgage File or notification from the Takeout Investor, and
     Sellers shall deliver to Buyer, not later than two Business Days after such rejection, a new Takeout Commitment covering such Mortgage Loan.

          Section 6. Future Defects. During the term of this Agreement, if
Custodian discovers (without duty of inquiry, other than as expressly required by Section 3 of this Agreement) any document that is missing or is not in compliance with Section 3(b)(i) with respect to the Mortgage Files, Custodian shall give written specification of such defect to Sellers and Buyer.

                                      -11-

          Section 7. Release for Payment. Upon the payment in full of any
Purchased Mortgage Loan, and upon receipt by Custodian of a Request for Release of Documents and Receipt and written acknowledgement from Buyer that the appropriate proceeds have been received, Custodian shall promptly release the
Mortgage File to Sellers or its designee. The Custodian shall amend the Mortgage
Loan Schedule to reflect the release of the applicable Mortgage Loan, and shall deliver to Buyer such amended Mortgage Loan Schedule.

          Section 8. Transfer of Purchased Mortgage Loans Upon Termination of a
Transaction, Event of Default or Swap for Agency Securities If Custodian is
furnished with written notice from Buyer that a Transaction with respect to the
Repurchase Agreement has been terminated, that an Event of Default under the
Repurchase Agreement has occurred as to any or all of the Purchased Mortgage
Loans or that the Purchased Mortgage Loans identified have been swapped for
Agency Securities, upon written notice of the Buyer in the form of Exhibit K, the Custodian shall release to such Persons as designated in such notice, the
Mortgage Files relating to the Purchased Mortgage Loans that are no longer subject to the Transaction, and shall deliver to the Buyer an amended Custodial
Mortgage Loan Schedule attached thereto, listing all of the Purchased Mortgage
Loans still subject to a Transaction. Promptly upon receipt of written notice from Buyer of the occurrence of an Event of Default pursuant to the Master
Repurchase Agreement and written direction from Buyer to endorse the Mortgage
Note and Assignment of Mortgage, respectively, of a Purchased Mortgage Loan,
Custodian shall endorse the related Mortgage Note as directed in writing by
Buyer and, at the expense of the Buyer. Each Seller agrees not to alter the information referenced above with respect to any Mortgage Loan without the prior written consent of Buyer. In addition, each Seller hereby grants Custodian and any officer or agent thereof an irrevocable power of attorney, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Sellers, coupled with an interest, for the purpose of exercising its obligations pursuant to this Section 8.

          Section 9. Fees of Custodian. Custodian shall charge such fees for its services under this Agreement as are set forth in a separate letter agreement between Custodian and Sellers, the payment of which fees, together with
Custodian's expenses in connection herewith, shall be solely the obligation of
Sellers. The Sellers shall also reimburse the Custodian on demand for any out-of-pocket expenses, including any fees and expenses of counsel.

          Section 10. Removal of Custodian With Respect to Some or All of the
Purchased Mortgage Loans Buyer may, from time to time, remove and discharge
Custodian from the performance of its duties under this Agreement with respect to any or all of the Purchased Mortgage Loans by providing sixty (60) days'
written notice from Buyer to Custodian, with a copy to Sellers; provided, that upon an event of default hereunder, no notice shall be required. Having given notice of such removal, Buyer promptly shall, by written instrument (one original counterpart of which instrument shall be delivered to Sellers and an original to any successor Custodian).

          (i) appoint a successor Custodian to act on behalf of Buyer to replace
     Custodian under this Agreement, provided that, if no Event of Default shall have occurred, Sellers shall approve such successor Custodian, which approval shall not be

                                      -12-

     unreasonably withheld, and that any appointment of a successor Custodian which is an affiliate of Sellers shall be null and void;

          (ii) designate a document custodian to receive the Mortgage Files with respect to the Purchased Mortgage Loans removed from this Agreement, or

          (iii) take delivery of the Mortgage Files with respect to the
     Purchased Mortgage Loans removed from this Agreement. In the event of any such removal, Custodian shall promptly transfer to the successor Custodian, as directed, all affected Mortgage Files. In the event of any appointment of a successor Custodian under this Agreement, Sellers shall be responsible for the fees of the successor Custodian hereunder. Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Purchased Mortgage Loans for which this Agreement is not terminated hereunder.

          Section 11. Examination and Copies of Mortgage Files. (a) Upon
reasonable prior notice to Custodian, Sellers, Buyer and their agents, accountants, attorneys, auditors and prospective purchasers will be permitted during normal business hours to examine the Mortgage Files and any other documents, records and papers in the possession of or under the control of
Custodian relating to any or all of the Purchased Mortgage Loans or the
Delivered Mortgage Loans.

          (b) Upon the request of Sellers or Buyer and at the cost and expense of Buyer, as the case may be, Custodian shall provide Sellers or Buyer, as the case may be, with copies of the Mortgage Notes, Mortgages, Assignment of
Mortgages and other documents relating to one or more of the Purchased Mortgage
Loans.

          Section 12. Insurance of Custodian. At its own expense, Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to lowest available deductibles, all as is customary for insurance typically maintained by banks which act as
Custodian and with insurance companies reasonably acceptable to Sellers. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae
Mortgaged-Backed Securities Selling Guide and the Fannie Mae Servicing Guide or
by Freddie Mac in the Freddie Mac Seller's & Servicer's Guide. A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to Sellers, upon request, containing the statement of the insurer or endorsement evidencing that such insurance is in full force and effect.

          Section 13. No Adverse Interest of Custodian. By execution of this
Agreement, Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Delivered Mortgage Loan or Purchased Mortgage
Loan, and hereby waives and releases any such interest which it may have in any
Delivered Mortgage Loan or Purchased Mortgage Loan as of the date hereof. The
Delivered Mortgage Loans and the Purchased Mortgage Loans shall not be subject to any security interest, lien or right of set-off by Custodian or any third party claiming through

                                      -13-

Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased
Mortgage Loans.

          Section 14. Termination by Custodian. Unless required to terminate earlier by applicable law or regulation, after the expiration of the 180-day period commencing on the initial Purchase Date, Custodian may terminate its obligations under this Agreement upon at least 60 days' notice to Buyer and
Sellers. The Custodian shall pay all costs associated with the transfer of the
Mortgage Files, unless such termination is due to the nonpayment of custodial fees, in which case such costs shall be borne by the Buyer.

          Section 15. Limitation on Liability. (a) Neither Custodian nor any of
its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this
Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or any of its directors, officers, agents, or employees have any responsibility to inquire, ascertain or to take action except as expressly provided herein.

          (b) The Custodian shall have responsibility only for the Mortgage
Files and any other documents which have been actually delivered to it and which have not been released to Sellers, Buyer, Takeout Investor, any Agency or assignee or their respective agent or designee in accordance with this
Agreement. The standard of care to be exercised by Custodian in the custody of the Mortgage Files under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for its own loans or warehouse loans. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be
(except only as agent, bailee and custodian), a representative, trustee or fiduciary of, or for, Sellers, any Agency, Buyer, Takeout Investor or assignee.
Custodian shall not be bound in any way by any agreement or contract other than this Agreement, including, without limitation, the Repurchase Agreement, and the exhibits and schedules hereto and any other agreement to which it is a party.
Custodian shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the exhibits and schedules hereto. Custodian disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of Custodian.

          (i) Custodian shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness, recordability, or suitability of any Mortgage Loan, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Custodian's authority to enter into this
     Agreement and to perform its obligations hereunder).

          (ii) Custodian shall not be under any duty to examine or pass upon the genuineness, validity, substance or legal sufficiency of any of the documents constituting part of any Mortgage File, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid.

                                      -14-

          (iii) No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

          (iv) Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for Custodian's compensation or for reimbursement of expenses.

          (v) The Custodian shall not be responsible for the monitoring of, or the validity and perfection of the Buyer's security interest in the
     Mortgages and the Mortgage Loans hereunder, other then the obligation to take possession of the Mortgage File for each Mortgage Loan.

          (vi) The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, shall not be liable except for the performance of such duties and obligations and no implied covenants or obligations shall be read into this Agreement against the Custodian.

          (vii) The Custodian shall be under no obligation to make any investigation into the facts or matters stated in any Written Instructions, direction, resolution, certificate, statement, acknowledgment, consent order, notice, request, document in the Mortgage File, or any other document received from the Buyer or Sellers.

          (viii) The Custodian shall not be liable with respect to any action taken or omitted to be taken in accordance with Written Instructions, direction, acknowledgement, consent or any other communication from the
     Buyer or Seller.

          (ix) In the absence of bad faith on the part of the Custodian, the
     Custodian may conclusively rely, as to the truth of the statements and the correctness of any request, instructions, certificates or other documents furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties; but in the case of any Mortgage Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms in form to the requirements of this Agreement.

          (x) If the Custodian requests Written Instructions from the Buyer or
     Seller with respect to any action or omission in connection with this
     Agreement, the Custodian shall be entitled (without incurring any liability therefore to the Buyer, Seller or any other Person) to refrain from taking such action and continue to refrain from acting unless and until the
     Custodian shall have received Written Instructions from the Buyer with respect to such request.

          (xi) None of the provisions of this Agreement shall require the
     Custodian to expend or risk its own funds or incur liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall

                                      -15-

     have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

          (xii) In order to comply with its duties under the U.S.A. Patriot Act, the Custodian shall obtain and verify certain information and documentation from the other parties to this Agreement, including, but not limited to, such parties' name, address, and other identifying information.

          Section 16. Indemnification of Custodian. Sellers and Buyer agree, on a joint and several basis, to fully indemnify, defend and hold Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against
Custodian because of the breach by Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.
The foregoing indemnification shall survive any termination of this Agreement or the earlier resignation or removal of the Custodian.

          Section 17. Indemnification of Buyer and Sellers. In the event that
Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Purchased Mortgage Loan that was in its possession pursuant to this Agreement within two (2) Business Days after required or requested by Buyer (a "Custodial Delivery Failure"), and provided, that (i)
Custodian previously delivered to Buyer a Mortgage Loan Schedule with respect to such document; (ii) such document is not outstanding pursuant to a Request for
Release of Documents and Receipt in the form annexed hereto as Exhibit G; and
(iii) such document was assigned or sold to Buyer, then Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to such Buyer upon request, a Lost Note Affidavit in the form of Exhibit L annexed hereto and (b)
with respect to any missing document related to such Purchased Mortgage Loan including but not limited to, a missing Mortgage Note, indemnify Buyer in accordance with the succeeding paragraph of this Section 17. Custodian agrees to indemnify and hold the Buyer and its designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial
Delivery Failure or the Custodian's negligence, willful misconduct, or lack of good faith. The foregoing indemnification shall survive any termination or assignment of the Custodial Agreement.

          Section 18. Obligations of the Custodian Regarding Genuineness of
Documents. In the absence of bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the

                                      -16-

proper party or parties and conforming to the requirements of this Agreement, but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to Custodian, Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement, provided that, notwithstanding the foregoing, the Custodian is not required to determine if any document is in recordable form.

          Section 19. Periodic Statements. Custodian shall periodically provide to Buyer or Sellers, as the case may be, those reports, including a list of all the Purchased Mortgage Loans for which the Custodian holds a Mortgage File pursuant to this Agreement, as Buyer and Custodian mutually agree. Sellers shall be entitled to copies of such reports upon reasonable request.

          Section 20. Shipment of Documents. Written Instructions as to the
method of shipment and shipper(s) that Custodian is directed to utilize in connection with transmission of Mortgage Files in the performance of the
Custodian's duties hereunder shall be delivered by Sellers to Custodian prior to any shipment of any Mortgage Files hereunder. Buyer will arrange for the provision of such services at its sole cost and expense (or, at Custodian's option, Buyer will reimburse Custodian for all costs and expenses incurred by
Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Mortgage Files as each Seller deems appropriate.
Without limiting the generality of the provisions of Section 17 above, it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any person, arising out of actions of Custodian in accordance with instructions of the Sellers or the Buyer, unless such performance constitutes negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. If the Custodian does not receive timely Written Instructions as to the method of shipment and shipper(s) of the related Mortgage Files, the
Custodian shall be fully protected in using a nationally recognized courier.

          Section 21. Authorized Representatives. Each individual designated as an authorized representative of the each Sellers and the Buyer (each, an
"Authorized Representative") or a Responsible Officer of the Custodian, is
authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the
Custodian, the Sellers and the Buyer, respectively, and the specimen signature for each such Authorized Representative or Responsible Officer, as applicable, of the Custodian, the Seller and the Buyer initially authorized hereunder is set forth on Exhibits M, N and O, respectively. From time to time, Custodian,
Sellers and Buyer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

          Section 22. Obligations of Custodian With Respect to the Trust
Receipts. (a) Upon the request of the Buyer, the Custodian shall issue additional Trust Receipts subdividing the initial Trust Receipt.

          (b) With respect to any subdivision of the initial Trust Receipt into additional Trust Receipts, the Custodian shall keep a register of such Trust
Receipts issued acceptable to the

                                      -17-

Buyer in its sole discretion, including the Purchased Mortgage Loans to which the Trust Receipts related, acceptable to Buyer in its sole discretion. Each
Trust Receipt, upon initial issuance or reissuance, shall be dated the date of such issuance or reissuance and shall evidence the receipt and possession by
Custodian on behalf of Buyer, or its transferee as set forth below, of the Trust
Receipt of the Mortgage Files and Buyer or its Transferee's right to possess those Mortgage Files, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit I to this Agreement and executed by manual signature of an authorized officer of the Custodian. Such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures where affixed, authorized to sign on behalf of Custodian shall bind
Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Trust Receipts. Each physical Trust Receipt shall have attached thereto a Custodial Mortgage Loan Schedule with respect to the applicable Purchased Mortgage Loans. Any Seller or other transferee or assignee of the Trust Receipt shall succeed to all the rights of the transferring Buyer under this Agreement with respect to such Trust Receipt and the related
Purchased Mortgage Loans upon notice to Custodian and delivery to Custodian of the appropriate evidence of such transfer and assignment. Each Trust Receipt subsequently delivered by the Custodian to the Buyer shall supersede and cancel the Trust Receipt previously delivered by the Custodian to the Buyer hereunder.

          (c) Buyer may transfer its interest in the Mortgage Files covered by any Trust Receipt by delivering to the transferee (the "Transferee") such Trust
Receipt, together with an appropriate notice to the Custodian in the form of
Exhibit K hereto (the "Notice to the Custodian"). Within three (3) Business Days of receipt of the Notice to the Custodian and the Trust Receipt from the
Transferee, Custodian shall deliver, in accordance with the written instructions of the Transferee, a Trust Receipt issued in the name of the Transferee and to the place indicated in any such written direction from the Transferee. Upon receipt of the Notice to Custodian from the Buyer, Custodian shall change its records to reflect that such Transferee is the person to whom such Trust Receipt is issued for the Purchased Mortgage Loans.

          (d) In the event that (i) any mutilated Trust Receipt is surrendered to Custodian, or Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Trust Receipt and (ii) there is delivered to
Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of actual notice to Custodian that such Trust
Receipt has been acquired by a bona fide purchaser, Custodian shall execute and deliver a new Trust Receipt to such purchaser in exchange for or in lieu of any such mutilated, lost or stolen Trust Receipt.

          (e) Simultaneously with the relinquishment of the Trust Receipt to
Custodian by the purchaser thereof and the delivery by Custodian of the related
Mortgage Files to such purchaser or a designee of such purchaser, the Trust
Receipt shall be canceled and the Mortgage Files will no longer be subject to this Agreement.

          Section 23. Representations and Warranties. Custodian represents and warrants to Buyer that:

                                      -18-

          (a) Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this
Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

          (b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other
Person (including, without limitation, any stockholder or creditor of Custodian)
is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

          (c) this Agreement has been duly executed and delivered on behalf of
Custodian and constitutes a legal, valid and binding obligation of Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

          (d) it is not controlled by, under common control with or otherwise affiliated with or related to Sellers.

          Section 24. Governing Law. This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof.

          Section 25. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including other telecommunication or electronic device capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice.

          Notices provided to Buyer shall be directed as follows: Credit Suisse
First Boston Mortgage Capital LLC, 302 Carnegie Center, 2nd Floor, Princeton,
N.J. 08540.

          Notices provided to Custodian shall be directed as follows: Deutsche
Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California
92705 Attn: MG051C (facsimile: 714-247-6082).

          Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of or other telecommunication or electronic device, the date noted on the confirmation of such transmission).

          Section 26. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. This Agreement shall not be assigned by either Sellers or Buyer without the prior written consent of the other, provided, however, that Buyer may assign this Agreement to any affiliate of Buyer without the prior written consent of any other party hereto.

                                      -19-

          Section 27. Reproduction of Documents. This Agreement and all
documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 28. Entire Agreement. This Agreement, together with the
Exhibits, Annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          Section 29. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this
Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

          Section 30. Submission to Jurisdiction. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United
States District Court located in the Borough of Manhattan in New York City, and
(b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in this Section 30.

          Section 31. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO
TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 32. On Line Access.

          (a) The Custodian shall use its access to the Buyer's computer network, intranet website and other online facilities (the "System") only from the Custodian's facilities or from the Custodian's designated office location at
1761 East St. Andrew Place, Santa Ana, California 92705, and shall limit such access to and use of the System to designated employees in its offices who are performing services for the Buyer pursuant to this Agreement.

                                      -20-

          (b) The Custodian further represents and warrants that it shall not access, analyze, evaluate, attack, test, intrude upon, invade, connect with, penetrate, probe, or manipulate the System in any way except as agreed to herein or otherwise expressly agreed to, in writing, by the Buyer.

          (c) The Custodian shall maintain at all times during the term of this
Agreement a corporate "firewall" protecting its computer network in accordance with any applicable regulator's requirements and the internal procedures of
Custodian. Upon a Responsible Officer of the Custodian receiving actual knowledge that its standards have changed, the Custodian shall notify the Buyer.

          (d) The Custodian shall not knowingly install on the Buyer's systems, nor knowingly permit anyone accessing the Buyer's facilities through it to install on the Buyer's systems, any computer code designed to disrupt, disable, harm, or otherwise impede in any manner, including aesthetic disruptions or distortions, its operation, or any other associated software, firmware, hardware, computer system or network (sometimes referred to as "viruses" or
"worms"), or that would disable the System or impair in any way its operation based on the elapsing of a period of time, advancement to a particular date or other numeral (sometimes referred to as "time bombs", "time locks", or "drop dead" devices) or, or any other similar harmful, malicious or hidden programs, procedures, routines or mechanisms which would cause such programs to cease functioning, or provide or allow unauthorized access to the System, or to damage or corrupt data, storage media, programs, equipment or communications, or otherwise interfere with operations.

          (e) In addition, each of the Custodian and the Buyer shall implement a commercially reasonable method to intercept and block or delete any such viruses, worms, time bombs, time locks, drop dead devices or other malicious or harmful programs, procedures, routines or mechanisms, and carry out on a regular basis, no less frequently than monthly, and more frequently as reasonably required, a commercially reasonable method to scan its computer system and eliminate from it any such malicious or harmful programs, procedures, routines or mechanisms.

          (f) The Custodian shall implement and maintain a security program consistent with market practice and applicable regulatory requirements, including physical, electronic and procedural safeguards consistent with market practice and applicable regulatory requirements, to (i) ensure the security and confidentiality of Confidential Information, (ii) protect against any threats or hazards to the security or integrity of Confidential Information, and (iii)
prevent unauthorized access to or use of Confidential Information. The Custodian shall not use Confidential Information except to perform the services set forth herein, and shall not disclose Confidential Information to anyone except its employees who are performing services for the Buyer pursuant to this Agreement.
The Custodian shall immediately notify the Buyer (i) of any disclosure or use of any Confidential Information in breach of this Agreement and (ii) of any disclosure of any Confidential Information to the Custodian where the purpose of such disclosure is not known to the Custodian. The Buyer shall have the right, upon reasonable advance notice, to conduct an on-site review of the Custodian's policies and procedures used to maintain the security and confidentiality of
Confidential Information and to raise any questions or concerns

                                      -21-

regarding such on-site review of such policies and procedures with the appropriate personnel of Custodian.

          (g) At the Buyer's direction and in the Buyer's sole discretion at any time, the Custodian shall immediately return to the Buyer any or all
Confidential Information. Upon termination or expiration of this Agreement, the
Custodian shall immediately return to the Buyer any and all Confidential
Information which it has received under this Agreement and shall destroy all records of such Confidential Information.

          For purposes of this Agreement, "Confidential Information" shall mean all confidential or proprietary information regarding the Buyer and/or any information with respect to any Mortgagor and/or any Delivered Mortgage Loan or
the related Mortgage File as required to be kept confidential in accordance with applicable law and any information with respect to another party obtained pursuant to this Agreement, and any other information contained in the Mortgage
Loan Schedule. The term "Confidential Information" does not include information
(unless otherwise required by law applicable to the Custodian) which (i) becomes publicly known through a means other than as a result of a disclosure by
Custodian or its directors, officers, employees, agents, attorneys, accountants or affiliates (individually, a "Representative" and collectively,
"Representatives") in violation of this Agreement, (ii) is already in
Custodian's or its applicable Representative's possession as of the date hereof, provided that, to a Responsible Officer of the Custodian's actual knowledge, after customary and reasonable due inquiry, such information is not subject to another confidentiality agreement with or similar obligation, (iii) becomes available to Custodian on a non-confidential basis or otherwise becomes publicly known from a source other than Buyer or its Representatives, provided that, to
Custodian's actual knowledge, without inquiry, such source is not bound by a confidentiality agreement with or similar obligation, or (iv) Custodian develops independently without reference to any Confidential Information.

          Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information (A) if required to do so by any applicable law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of Custodian's business or that of its affiliates, (C)
pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which
Custodian or any affiliate or an officer, director, employer or shareholder thereof is a party or (D) to any affiliate, independent or internal auditor, agent, employee or attorney of Custodian having a need to know the same, provided that Custodian advises such recipient of the confidential nature of the information being disclosed, or (ii) any other disclosure authorized by this
Agreement or in writing by the Buyer.

          In the event that Custodian or any of its Representatives are requested or legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to make any disclosure which is prohibited or otherwise constrained by this agreement,
Custodian or its Representatives, as the case may be, shall give Buyer prompt written notice of such request, and the terms and circumstances surrounding such request so that Buyer may seek an appropriate protective order or other appropriate remedy and/or waive compliance with the provisions of this agreement, as Buyer determines to be appropriate, in its sole discretion.
Custodian and its Representatives, to the extent legally practicable, shall take

                                      -22-

such actions as Buyer may reasonably request in a timely fashion to cooperate with Buyer to obtain such protective order or other remedy. If Buyer does not obtain a protective order or other remedy or waives compliance with the provisions of this Agreement or takes no action in a timely fashion, Custodian or its Representatives, as the case may be, may disclose only that portion of the Confidential Information or other information which it is required to disclose by law or by court order, provided that Custodian or its
Representatives, as the case may be, shall (i) give Buyer written notice of the
Confidential Information or other information to be disclosed as soon as practicable, (ii) exercise reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information or other information, (iii) otherwise continue to treat such Confidential Information as such. Custodian or its Representatives, as the case may be, shall not be liable hereunder for disclosures made in compliance with the foregoing.

          Section 33. Joint and Several. Each Seller shall be jointly and severally liable for the full, complete and punctual performance and satisfaction of all obligations of either Seller under this Agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                      -23-

          IN WITNESS WHEREOF, Buyer, Sellers and Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           CAPITAL LLC,
                                           as Buyer

                                        By: /s/ BRUCE S. KAISERMAN
                                            ------------------------------------
                                            Name: Bruce S. Kaiserman
                                            Title: Vice President

                                        MORTGAGEIT, INC.
                                           Seller

                                        By: /s/ JOHN R. CUTI
                                            ------------------------------------
                                            Name: John R. Cuti
                                            Title: General Counsel and Secretary

                                        MORTGAGEIT HOLDINGS, INC.
                                           Seller

                                        By: /s/ JOHN R. CUTI
                                            ------------------------------------
                                            Name: John R. Cuti
                                            Title: General Counsel and Secretary

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                           as Custodian

                                        By: /s/ CHRISTOPHER CORCORAN
                                            ------------------------------------
                                            Name: Christopher Corcoran
                                            Title: Assistant Vice President

                                        By: /s/ KARA K. PARKER
                                            ------------------------------------
                                            Name: Kara K. Parker
                                            Title: Associate

                                      -2-

                                  EXHIBIT A-1

                           Freddie Mac DOCUMENT LIST

               (i) Freddie Mac Form 1 (Fixed-Rate Mortgage Purchase Contract
          Conventional Home Mortgages - Original Cash) or Freddie Mac Form 9
          (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages -
          Gold Cash), or Freddie Mac Form 2 (Adjustable Rate Purchase Contract
          Conventional Home Mortgages).

               (ii) Freddie Mac Form 3 (Summary Agreement).

               (iii) Freddie Mac Form 1034 (Custodial Certification Schedule).

               (iv) Freddie Mac Form 1035 (Custodial Agreement).

               (v) Freddie Mac Form 996 (Warehouse Lender Release of Security
          Interest).(1)

               (vi) Freddie Mac Form 987 (Wire Transfer Authorization for a Cash
          Warehouse Delivery).

               (vii) Freddie Mac Form 960 (Transfer of Servicing) (if supplied by Seller).

----------
(1) Consisting either of the form submitted by Sellers to Custodian naming Buyer as Warehouse Lender or in the circumstances contemplated by Section 3(d), a substituted form completed by Custodian naming the Buyer as Warehouse Lender.

                                   Ex. A-1-1

                                  EXHIBIT A-2

                            Fannie Mae DOCUMENT LIST

               (i) Either a Standard Mandatory Delivery Commitment or a
          Negotiated Mandatory Delivery Commitment or a Negotiated Market-Rate
          Standby Commitment.

               (ii) Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or
          Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069
          (Adjustable-Rate Mortgage Loan Schedule).

               (iii) Fannie Mae Form 2003 (Custodial Agreement). (iv) Fannie Mae
          Mortgage Selling and Servicing Contract.

               (v) Fannie Mae Form 482 (Designation of Payee - Wire Transfer
          Information.

               (vi) Fannie Mae Form 360 (Incumbency Certificate) (executed by
          Seller naming person authorized to instruct Fannie Mae on where to wire funds).(2)

               (vii) All original intervening assignments (if any) duly executed and acknowledged and in recordable form, but unrecorded.

----------
(2) If applicable.

                                   Ex. A-2-1

                                  EXHIBIT B-1

                         CASH WINDOW SUBMISSION PACKAGE

          With respect to each Mortgage Loan being offered by Sellers for sale to Buyer pursuant to a Cash Window Transaction, Sellers shall deliver and release to Custodian the following documents:

               (i) The original Mortgage Note endorsed, "Pay to the order of
          ____________, without recourse" and signed in the name of a Seller by an authorized officer of Seller; (if applicable), the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an officer's certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located and if Freddie Mac is the Agency for the related Mortgage Loan, the Freddie Mac loan number should appear on the top right hand corner of the Mortgage Note;

               (ii) With respect to each Mortgage Loan that has been designated for sale to Fannie Mae, an original Assignment of Mortgage to Fannie
          Mae in recordable form but unrecorded signed in the name of Seller by an authorized officer;

               (iii) If Sellers did not originate a Mortgage Loan, all necessary original intervening assignments to show a complete chain of title from the originating mortgagee to each Seller;

               (iv) An original Assignment of Mortgage, in blank, in recordable form but unrecorded (which Assignment of Mortgage may be in the form of a blanket assignment of two or more such Mortgages to the extent permitted by applicable law) signed in the name of Seller by an authorized officer;

               (v) A Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans addressed to Buyer, releasing any and all right, title and interest in such Mortgage
          Loans.

               (vi) Delivery Instructions.

               (vii) Originals, if any, of each modification agreement;

               (viii) The Applicable Agency Documents, listed on Exhibit A-1 and
          Exhibit A-2;

                                   Ex. B-1-1

               (ix) A Takeout Assignment in the form of Exhibit H-l or Exhibit
          H-2 attached hereto, which shall be fully completed and executed by both the Takeout Investor and the Sellers.

All documents delivered to Custodian shall be delivered by Sellers in an appropriate file folder, properly secured, and clearly marked with Sellers'
appropriate Freddie Mac or Fannie Mae loan number identifying such Mortgage Loan in the form and order required by the Agency. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Sellers shall cause the original of such instrument to be recorded.

                                    Ex. B-1-2

                                  EXHIBIT B-2

                            GNMA SUBMISSION PACKAGE

          With respect to each Mortgage Loan being offered by Sellers for sale to Buyer pursuant to a GNMA Transaction, Sellers shall deliver and release to
Custodian the following documents:

               (i) all documents required in the Mortgage File;

               (ii) a Custodial Delivery form;

               (iii) a Schedule of Subscribers and GNMA Contractual Agreement on
          Form HUD-11705 listing Buyer, at _____________________, taxpayer number ____________, as the only subscriber and as the sole person who is authorized to take delivery of the related Purchased Mortgage Loan;

               (iv) a Schedule of Pooled Mortgages on Form Hud-11706;

               (v) a Release of Security Interest on Form HUD-117711A, with the authorized signatures of the persons signing for Buyer in blank;

               (vi) a Certification and Agreement Regarding Security Interest of
          Form HUD-117711B ("Certification");

               (vii) a Summary of Guaranty Agreement on Form HUD-11716 (level payment), HUD-1746 (GPM or GEM) or HUD-11733 (serial notes), as appropriate;

               (viii) an executed Warehouse Lender Payoff Letter in the form of
          Exhibit P; and

               (ix) any other documents that Buyer may reasonably request.

                                    Ex. B-2-1

                                  EXHIBIT B-3

                         NON-AGENCY SUBMISSION PACKAGE

          With respect to each Mortgage Loan being offered by Sellers for sale to Buyer, pursuant to a Non-Agency Transaction, Seller shall deliver and release to Custodian the following documents:

               (i) (A) The original Mortgage Note endorsed, "Pay to the order of
          ___________________, without recourse" and signed in the name of last endorsee by an authorized officer of last endorsee; (if applicable), evidencing a complete chain of title from the originator to last endorsee; any original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the
          Mortgage Note or any such assumption agreement; and if the Mortgage
          Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an officer's certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located or (B) a lost note affidavit (1) providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing; (2) with a copy of the Mortgage
          Note attached (endorsed as provided above) and (3) certifying the attached copy is a copy of the original Mortgage Note;

               (ii) A Mortgage meeting one of the following requirements:

                    (A) The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

                    (B) A copy of the Mortgage together with an officer's
               certificate, or a certificate from the recorder's office,
               certifying that such copy represents a true and correct
               reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the
               appropriate records of the jurisdiction in which the Mortgaged
               Property is located; or

                    (C) With respect to any MERS Mortgage Loan, the original
               Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the
               Mortgage certified by the public recording office in which such
               Mortgage has been recorded.

                                   Ex. B-3-1

               (iii) If Sellers did not originate the Mortgage Loan, all
          original intervening assignments duly executed and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the
          Mortgage Loan to last endorsee, and/or two copies of each such intervening mortgage assignments, each copy together with an officer's certificate, or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located;

               (iv) In the case of each Mortgage Loan that is not a MERS
          Mortgage Loan, an original Assignment of Mortgage, in blank, in recordable form but unrecorded signed in the name of last endorsee by an authorized officer;

               (v) A Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans, addressed to the
          Buyer, releasing any and all right, title and interest in such
          Mortgage Loans;

                                   Ex. B-3-2

                                   EXHIBIT C

                             [LETTERHEAD OF SELLER]

[DATE]

To: Deutsche Bank National Trust Company
    1761 East St. Andrew Place
    Santa Ana, California 92705

          Please deliver the Submission Package(s) or Mortgage Files as indicated on the attached list, in accordance with the terms of the agreement, to the following:

          Company Name:
          Address:

          City, State, Zip:
          Attn:

                                    Ex. C-1

                             [LETTERHEAD OF SELLER]

                                     [DATE]

                LOANS TO BE DELIVERED BY CUSTODIAN FOR [SELLER]

LOAN #:             BORROWER'S NAME:                       LOAN AMOUNT:
-------             ----------------                       ------------
1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

                                    Ex. C-2

                                  EXHIBIT D-1

                             [LETTERHEAD OF BUYER]
                        Fannie Mae MASTER BAILEE LETTER

                                                       ________________ __, ____

[________________]

Attention:

Ladies and Gentlemen:

          In connection with its Conforming Whole Loan Purchase: Cash Window
Program, the undersigned Credit Suisse First Boston Mortgage Capital LLC
("Buyer") shall from time to time, cause Deutsche Bank National Trust Company, as custodian ("Custodian"), to deliver to Fannie Mae ("Fannie Mae") original promissory notes ("Mortgage Notes") evidencing certain mortgage loans ("Mortgage
Loans"), along with certain other documents comprising the related files
("Mortgage Documents"). Custodian is hereby instructed to prepare and insert a
Notice of Bailment in the form of Schedule 1 hereto with respect to each
Mortgage Loan ("Notice of Bailment"), in each file of Mortgage Documents delivered by Custodian to Fannie Mae.

          Except as otherwise provided herein, each Mortgage Document so delivered to Fannie Mae is to be held by Fannie Mae, as agent for Custodian, and subject to only Buyer's direction and control.

          Upon Buyer's receipt of all of the proceeds from the sale of a
Mortgage Loan in accordance with the wiring instructions set forth in Fannie
Mae's Form 482 or 1068 all of Buyer's legal or equitable interest in the
Mortgage Loan shall terminate.

          The persons listed on the attached Schedule 2 are the authorized representatives ("Authorized Representatives") of Buyer. Custodian shall not honor any communication relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent, confirmed in writing at the request of
Custodian, of an Authorized Representative of Buyer.

                                   Ex. D-1-1

          Please execute and return the enclosed copy of this Master Bailee
Letter in the enclosed self-addressed envelope.

                                     Sincerely,

                                     CREDIT SUISSE FIRST BOSTON
                                        MORTGAGE CAPITAL LLC
                                        (Buyer)

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     Agreed to:

                                     DEUTSCHE BANK NATIONAL TRUST
                                        COMPANY
                                        (Custodian)

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     Dated: As of the date first set forth above

                                   Ex. D-1-2

                                   SCHEDULE 1
                                 TO EXHIBIT D-1

                               NOTICE OF BAILMENT

[Fannie Mae Address]

     Re:  [Insert Description of Loan, including Borrower's Name, Loan Amount and Fannie Mae's Loan Number

Ladies and Gentlemen:

          Pursuant to the Master Bailee Letter, dated ___________, _____ (the
"Master Bailee Letter"), between Credit Suisse First Boston Mortgage Capital LLC
("Buyer") and Deutsche Bank National Trust Company (the "Custodian"), you are
hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the
Mortgage Documents as custodian and bailee for the benefit of Buyer).

          Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Applicable Requirements shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

          The proceeds of the sale of each Mortgage Loan accepted for purchase by you must be remitted immediately upon settlement by you, by wire transfer in immediately available funds, in accordance with the following wire instructions:

               _______________________________
               ABA# __________________________
               A/C# __________________________
               _______________________________
               Attn: _________________________

You shall be responsible for making certain that all of the proceeds from the sale of the Mortgage Loan are received in accordance with the wire transfer instructions set forth above and Buyer's interest in the Mortgage Loan shall not be released until such funds are received by Buyer.

          Any questions relating to the Mortgage Documents should be referred to the Buyer at (212) _____________.

                                    Ex.D-1-3

                                        Sincerely,

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    Ex.D-1-4

                                   SCHEDULE 2
                                 TO EXHIBIT D-1

                       AUTHORIZED REPRESENTATIVES OF BUYER

NAME   TITLE   AUTHORIZED SIGNATURE
----   -----   --------------------

                                    Ex. D-1-5

                                   EXHIBIT D-2

                         NON-AGENCY MASTER BAILEE LETTER

[Date]

[NAME]
[ADDRESS]
Attn:

     Re: Purchase of Mortgage Loans from MortgageIT, Inc. and MortgageIT
         Holdings, Inc.

Ladies and Gentlemen:

          Pursuant to the terms and conditions set forth below, Deutsche Bank
National Trust Company, as Custodian for Credit Suisse First Boston Mortgage
Capital, LLC (the "Secured Party") under the Tri-Party Custodial Agreement with
MortgageIT, Inc. and MortgageIT Holdings, Inc. ("Sellers") dated March 11, 2005 hereby delivers to [NAME] (the "Investor"), with this letter, the original executed promissory note(s) and other documentation, all as set forth on the schedule attached hereto (the "Mortgage Loan Documentation") evidencing the mortgage loan(s) described on the schedule attached hereto (the "Mortgage
Loan(s)"). The Secured Party has a perfected first lien security interest in the
Mortgage Loan(s) under the Master Repurchase Agreement dated March 11, 2005 (the
"Repurchase Agreement") and expressly retains and reserves all of its rights in the Mortgage Loan(s), the Mortgage Loan Documentation and all related security instruments, files, and documents (the "Loan Documents") until the Investor has paid the Secured Party the Purchase Amount (as hereinafter defined) for the
Mortgage Loan(s) in accordance with this letter.

          By taking physical possession of this letter, the Mortgage Loan
Documentation and the other Loan Documents, the Investor hereby agrees: (i) to hold in trust, as bailee for the Secured Party, the Mortgage Loan Documentation
and all Loan Documents that it receives related to the Mortgage Loan(s), until its status as bailee is terminated as set forth herein; (ii) not to release or deliver, or authorize the release or delivery of any of the Mortgage Loan
Documentation or any other Loan Documentation to the Sellers or any other person or take any other action with respect to the Mortgage Loan Documentation or any
Loan Document which release, delivery or other action could cause the security interest of the Secured Party to become unperfected or which could otherwise jeopardize the perfected security interest of the Secured Party in the Mortgage
Loan(s); (iii) to deliver, or to cause to be delivered, the Purchase Amount (as defined below) only to the Secured Party's Receiving Bank (as defined below)
pursuant to the terms set forth below and to honor a change in such terms only upon receipt of written instruction by the Secured Party; (iv) to return the
Mortgage Loan Documentation immediately to the Custodian as agent for the
Secured Party (A) upon receipt of a written request by the Secured Party, (B) in the event that the Investor elects not to purchase the Mortgage Loan(s), or (C)
in the event that the Mortgage Loan Documentation requires completion and/or correction; and (v) to remit the Purchase Amount to the Secured Party's
Receiving Bank only in accordance

                                    Ex. D-2-1

with the wiring instructions set forth below or in accordance with the written instructions of the Secured Party. Please note that should the Investor remit the Purchase Amount to any other entity or Person, the Secured Party will not consider the Purchase Amount to have been paid and will not release its security interests or terminate the responsibilities of the Investor as bailee for the
Secured Party until the Purchase Amount has been properly remitted to the
Secured Party's Receiving Bank (as defined below) as set forth herein.

          The Secured Party agrees that its security interest in the Mortgage
Loan(s) shall be fully released and the responsibilities of the Investor as bailee shall terminate upon the Investor's irrevocable payment to the Secured
Party of an amount (the "Purchase Amount") equal to the greater of (1) the purchase price for the Mortgage Loan(s) agreed to by the Investor and Sellers and (2) $ ____________, which is the full amount of all outstanding Transactions
(as defined in the Repurchase Agreement) in respect of the Mortgage Loan(s). If the Secured Party consents to the payment of a Purchase Amount for the Mortgage
Loan(s) that is less than the amount of the outstanding Transactions with respect to the Mortgage Loan(s), as set forth in clause (2) of the preceding sentence, the Secured Party shall release its security interest in the Mortgage
Loan(s) only upon full payment of the remaining outstanding Transactions (as defined in the Repurchase Agreement) with respect to such Mortgage Loan(s). All payments by the Investor shall be remitted via federal funds pursuant to the following wire transfer instructions:

     [BANK]
     ABA#
     A/C#
     Account #

In the event of any inconsistency between the provisions of this letter and the provisions of any other instrument or document delivered by [CUSTODIAN] (on behalf of the Secured Party) to the Investor with this letter or in connection with the Mortgage Loan(s), including, without limitation, any "release" or similar document, the provisions of this letter shall control.

                                        Sincerely,

                                        Deutsche Bank National Trust Company, as
                                           Custodian

                                        By:
                                            ------------------------------------

IRREVOCABLY ACKNOWLEDGED AND AGREED TO:

BY
   --------------------------------
   TITLE:
   DATE:

                                   Ex. D-2-2

                                   SCHEDULE 1
                                 TO EXHIBIT D-2

                               NOTICE OF BAILMENT

[Non-Agency Address]

     Re:  [Insert Description of Loan, including Borrower's Name, Loan Amount and Fannie Mae's Loan Number]

Ladies and Gentlemen:

          Pursuant to the Master Bailee Letter, dated ____________ __, ____ (the
"Master Bailee Letter"), between Credit Suisse First Boston Mortgage Capital LLC
("Buyer") and Deutsche Bank National Trust Company (the "Custodian"), you are
hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the
Mortgage Documents as custodian and bailee for the benefit of Buyer).

          Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Applicable Requirements shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

          In the event you elect to purchase the Mortgages subject to the Master
Bailee Letter, you shall pay the Takeout Price to the Buyer by wire transfer based upon the following instructions:

               _______________________________
               ABA# __________________________
               A/C# __________________________
               _______________________________
               Attn: _________________________

          Any questions relating to the Mortgage Documents should be referred to the Buyer at (212) __________.

                                        Sincerely,

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   Ex. D-2-3

                                   SCHEDULE 2
                                 TO EXHIBIT D-2

                       AUTHORIZED REPRESENTATIVES OF BUYER

NAME   TITLE   AUTHORIZED SIGNATURE
----   -----   --------------------

                                   Ex. D-2-4

                                    EXHIBIT E

                            LIMITED POWER OF ATTORNEY

          Reference is hereby made to the Custodial Agreement (the "Agreement"), dated March 11, 2005, among Deutsche Bank National Trust Company ("Custodian"),
Credit Suisse First Boston Mortgage Capital LLC ("Buyer") and MortgageIT, Inc.
and MortgageIT Holdings, Inc. ("Sellers"). Any capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Agreement.

          Know all people by these presents, that each Seller, a corporation organized and existing under the laws of the State of ____, does hereby make, constitute and appoint, ______, ______, or ______, or any officer assigned to the [Corporate Trust Group] (or any successor thereto), including any Vice
President, Assistant Vice President, Trust Officer, any Assistant Secretary, any
trust officer or any other officer of Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Agreement, each acting singly and independently of the other, as its true and lawful attorney for it and in its name, place and stead to endorse a Mortgage Note that has not otherwise been endorsed as follows:

                                        "Pay to the order of _________________

                                        By:
                                            ------------------------------------
                                            Its: Attorney-in-Fact"

provided, however, a Mortgage Note shall only be endorsed pursuant to this Power of Attorney pursuant to the terms and conditions set forth in Section 3(b)(ii)
of the Agreement.

                                    Ex. E-1

                                   EXHIBIT F-1

                                  MORTGAGE FILE

          Mortgage File: With respect to each Purchased Mortgage Loan, the following original documents constituting an original mortgage file:

               (i) the original Mortgage Note (or lost note affidavit) as required pursuant to the applicable Submission Package;

               (ii) the original of any guarantee executed in connection with the Mortgage Note (if any);

               (iii) for each Mortgage Loan which is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon or copies certified by an authorized officer of Seller or the recording agent to have been sent for recording;

               (iv) for each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original
          Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon or a copy of the Mortgage certified by an authorized officer of Seller or the public recording office in which such Mortgage has been recorded;

               (v) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon or copies certified by an authorized officer of Seller to have been sent for recording;

               (vi) for each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording but not recorded. (in the event that the Mortgage Loan was acquired by the Seller in a merger, the assignment must be by: "[Seller], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by Seller while doing business under another name, the assignment must be in the following form: "[ Seller], formerly known as [previous name]";

               (vii) the originals of all intervening assignments of mortgage with evidence of recording thereon or copies certified by an authorized officer of each Seller to have been sent for recording;

               (viii) if requested by the Buyers, the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, a copy of the preliminary title report, binder or commitment to insure certified by an authorized officer of each Seller to be true and correct;

                                   Ex. F-1-1

               (ix) only if requested by the Buyer, the original policy of primary mortgage insurance, or if such insurance is provided by a master policy, a copy of the master policy certified by an authorized officer of the Seller to be true and correct and the original certificate of insurance;

               (x) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

               (xi) with respect to each Co-op Loan, in lieu of the documents described in (i) to (x) above, (i) the original Mortgage Note (or a lost note affidavit) bearing all intervening endorsements, endorsed
          "Pay to the order of ______, without recourse" and signed in the name of the last endorsee by an officer of last endorsee (in the event that the Mortgage Loan was acquired in a merger, the signature must be in the following form: "[owner], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[owner], formerly known as [previous name]"; (ii) the originals of all assumption, modification, consolidated or extension agreements, in each case with evidence of recording thereon, if any; (iii) an original executed copy of the
          Uniform Commercial Code (UCC) financing statement (or a certified copy thereof stating that it has been delivered to the relevant filing office) bearing the file stamp of the relevant office(s); (iv) a certified copy of the assignment of the UCC financing statement (UCC
          3) from Borrower in blank; (v) the Co-op Shares, membership certificate, or other contractual agreement evidencing ownership; (vi)
          the original executed blank stock power; (vii) the original
          Proprietary Lease or occupancy agreement; (viii) the original recognition agreement and the original assignment of the recognition agreement in blank; (ix) the original or copies of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage (if any); and (x) the original assignment of Proprietary Lease or occupancy agreement, in blank, if applicable.

               (xii) any other documents which relate to the Mortgage Loan which have been delivered to Custodian.

                                    Ex. F-1-2

                                   EXHIBIT F-2

                             Mortgage Loan Schedule

1.   Customer Name
2.   Collateral Number
3.   Primary Borrower Last Name
4.   Primary Borrower First Name
5.   Co-Borrower Last Name *
6.   Co-Borrower First Name *
7.   Property Address
8.   City
9.   State
10.  Zip Code
11.  County
12.  SS Number
13.  SS # Co-borrower *
14.  Product Type/Code
15.  Loan Amount
16.  Original monthly principal and interest
17.  Original interest rate
18.  Original date of Mortgage Note
19.  Closing Date
20.  First Payment Date
21.  Maturity Date
22.  Loan Type (adjustable, fixed, etc)
23.  Purchase Date
24.  Funding Method Code (wire disbursement, etc.)
25.  Closing Agent
26.  Address
27.  City
28.  State
29.  Zip Code
30.  Account Number
31.  ABA Number
32.  Closing Schedule
33.  Instructions
34.  Name of Bank
35.  Address of Bank
36.  City of Bank
37.  State of Bank
38.  Zip of Bank
39.  Other Account Bank *
40.  Further Instructions *
41.  Investor *
42.  Investor Commitment Number *

                                   Ex. F-2-1

43.  Price *
44.  Commitment Date *
45.  Commitment Expiration Date *
46.  Property Type
47.  Lien Position
48.  LTV
49.  CLTV
50.  FICO
51.  Amortization Term
52.  Purpose
53.  No. of Units
54.  Original Appraised Value
55.  Name of appraiser
56.  Certificate Number for each loan with primary mortgage insurance*
57.  Margin*
58.  Life floor*
59.  Index type*
60.  Initial rate floor*
61.  Periodic rate cap*
62.  Life cap*
63.  First interest rate adjustment date*

*    If Applicable

                                   Ex. F-2-2

                                  EXHIBIT F-3

                            Audited Fields Schedule

1.   Primary Borrower Last Name
2.   Primary Borrower First Name
3.   Co-Borrower Last Name (to the extent provided)
4.   Co-Borrower First Name (to the extent provided)
5.   Property Address
6.   City
7.   State
8.   Zip Code
9.   [Product Type/Code]
10.  Loan Amount
11.  Closing Date/Date of Mortgage Note
12.  First Payment Date
13.  Maturity Date
14.  Loan Type (adjustable, fixed, etc)

                                    Ex. F-3-1

                                    EXHIBIT G

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To: Deutsche Bank National Trust Company
    1761 East St. Andrew Place
    Santa Ana, California 92705
    Attention: Mortgage Custody - MG051C

To: Credit Suisse First Boston Mortgage Capital LLC

     Re:  The Custodial Agreement, dated as of ___________ __, 200_ (the
          "Custodial Agreement"), among Credit Suisse First Boston Mortgage
          Capital LLC ("Buyer"), MortgageIT, Inc. and MortgageIT Holdings, Inc.
          ("Sellers"), and Deutsche Bank National Trust Company ("Custodian")

          In connection with the administration of the Purchased Mortgage Loans held by you as the Custodian on behalf of the Buyer, we request the release, and acknowledge receipt, of the (Mortgage File/[specify documents]) for the
Purchased Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Purchased Mortgage Loan Number:

Reason for Requesting Documents (check one)

___1. Purchased Mortgage Loan Paid in Full. (The Seller hereby certifies that all amounts received in connection therewith have been credited to the
      Buyer as provided in the Repurchase Agreement.)

___2. Repurchase of Purchased Mortgage Loan pursuant to a breach of a
      Representation under the Repurchase Agreement. (The Seller hereby certifies that the repurchase price has been credited to the Buyer as provided in the Repurchase Agreement.)

___3. Purchased Mortgage Loans sold to a Takeout Investor pursuant to Section
      5(a) of the Custodial Agreement. (Seller hereby certifies that the takeout price has been credited to the Buyer, and that Buyer has been paid in full for such Mortgage Loan.).

___4. Purchased Mortgage Loans being delivered to Takeout Investor under a
      Bailee Letter to: [INSERT TAKEOUT INVESTOR/ADDRESS]

___5. Other (explain) (Custodian required to have prior written consent of Buyer prior to release of the Mortgage File)

                                     Ex. G-1

          If box 1 or 2 above is checked, and if the Mortgage File was previously released to us, please release to us our previous Request and Receipt on file with you.

          If box 3 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        Acknowledged and Agreed:

                                            [__________________________________]
                                            Buyer

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

Acknowledgment of Documents returned to
   the Custodian:

   [___________________________________]
                  Custodian

By:
    -------------------------------------
    Name:
          ------------------------------
    Title:
           -----------------------------
    Date:
          ------------------------------

                                     Ex. G-2

                                   EXHIBIT H-1

                               TAKEOUT ASSIGNMENT

_____________________("Takeout Investor")
[Address]
Attention: __________

Ladies and Gentlemen:

          Attached hereto is a correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated _______ __, ____, to purchase $______
of mortgage loans (the "Mortgage Loans") at a purchase price of ____. This is to confirm that (i) the Commitment is in full force and effect, with no default or breach, and no event which with the passage of time or the provision of notice and the expiration of a grace period, would constitute a default or breach, which could have the effect of relieving you of the obligation to purchase the
Mortgage Loans; (ii) the Commitment is hereby assigned to Credit Suisse First
Boston Mortgage Capital LLC ("CSFB"), (iii) you will accept delivery of such
Mortgage Loans directly from CSFB, (iv) you will pay CSFB for such Mortgage
Loans, (v) upon CSFB's acceptance of this assignment, CSFB is obligated to make delivery of such Mortgage Loans to you in accordance with the attached
Commitment, (vi) upon CSFB's acceptance of this assignment, you will release
Seller from its obligation to deliver the Mortgage Loans to you under the
Commitment, and (vii) you will not assign your rights pursuant to the Commitment except with the prior written consent of CSFB. Upon CSFB's determination not to accept an assignment, CSFB will notify you that this assignment is rejected. Not later than 2:00 P.M. Eastern Standard Time one business day prior to your satisfaction of the Commitment, you shall fax a purchase confirmation to CSFB at
(609) __________, Attention: _________. Payment will be made to CSFB in immediately available funds.

                                        Very truly yours,

                                        [SELLER]

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                     Ex. H-1

Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By:
    ------------------------------------
    Name:
          ------------------------------
    Title:
           -----------------------------

                                     Ex. H-2

                                   EXHIBIT H-2

                               TAKEOUT ASSIGNMENT
                                    (Blanket)

___________________("Takeout Investor")
[Address]
Attention: _____________________________

Ladies and Gentlemen:

          This is to confirm that (i) your commitments ("Commitment"), made from time to time, to purchase mortgage loans (the "Mortgage Loans") from Seller may be assigned to Credit Suisse First Boston Mortgage Capital LLC ("CSFB"), (ii)
the Commitment is in full force and effect, with no default or breach, and no event which with the passage of time or the provision of notice and the expiration of a grace period, would constitute a default or breach, which could have the effect of relieving you of the obligation to purchase the Mortgage
Loans; (iii) you will accept delivery of such Mortgage Loans directly from CSFB,
(iv) you will pay CSFB for such Mortgage Loans, (v) upon CSFB's acceptance of this assignment with respect to any Commitment, CSFB will be obligated to make delivery of such Mortgage Loans to you in accordance with such Commitment, (vi)
upon CSFB's acceptance of such assignment with respect to any Commitment, you will release Seller from its obligation to deliver the related Mortgage Loans to you under such Commitment but Seller will not be released from any of its other obligations under the Loan Purchase and Sale Agreement, and (vii) you will not assign your rights pursuant to the Commitment except with the prior written consent of CSFB. Your agreement to the foregoing shall remain in effect until terminated by your giving notice of such termination to Seller in the form attached hereto as Exhibit A. Upon CSFB's determination not to accept an assignment, CSFB will notify you that this assignment is rejected with respect to the related Commitment. Not later than 9:00 A.M. Eastern Standard Time on the business day that you purchase the Mortgage Loans, you shall fax a purchase list containing the information required by the Mortgage Loan Settlement Summary to
CSFB at (609) _____________, Attention: ___________________. You may also transmit such information electronically by 10:00 A.M. on such business day.
Payment will be made to CSFB in immediately available funds.

                                        Very truly yours,

                                        [SELLER]

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    Ex. H-2-1

Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By:
    ------------------------------------
    Name:
          ------------------------------
    Title:
           -----------------------------

                                    Ex. H-2-2

                                    EXHIBIT A
                                 to EXHIBIT H-2

              [WITHDRAWAL OF CONSENT TO BLANKET TAKEOUT ASSIGNMENT]

[Seller]
[Address]

Ladies and Gentlemen:

          The undersigned hereby terminates its agreement to Seller's assignment of Commitments to CSFB, which approval was given pursuant to the Takeout
Assignment dated __________. This termination shall be effective as of ________
but shall not affect the assignment of any Commitment which assignment was made prior to the date hereof. Capitalized terms not defined herein shall have the meanings set forth in the Takeout Assignment.

                                        Very truly yours,

                                        [TAKEOUT INVESTOR]

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

Copy to: [Buyer]

                                    Ex. H-2-3

                                    EXHIBIT I

                                  TRUST RECEIPT

                                                                          (date)

[To be addressed to the Buyer]

     Re:  The Custodial Agreement, dated as of March 11, 2005 (the "Custodial
          Agreement"), among Credit Suisse First Boston Mortgage Capital LLC
          ("Buyer"), MortgageIT, Inc. and MortgageIT Holdings, Inc. ("Sellers"),
          and Deutsche Bank National Trust Company ("Custodian")

Ladies and Gentlemen:

          In accordance with the provisions of Section 3 of the Custodial
Agreement, the undersigned, as the Custodian, hereby certifies that as to each
Purchased Mortgage Loan purchased by the Buyer from the Seller described in the attached Custodial Mortgage Loan Schedule (other than any Purchased Mortgage
Loan paid in full or any Purchased Mortgage Loan listed on the attachment hereto) it shall hold such Purchased Mortgage Loans for the exclusive benefit of you and (i) with respect to each Purchased Mortgage Loan, it has reviewed the
Mortgage File and has determined that (A) all documents required to be delivered to it pursuant to the Custodial Agreement are in its possession; (B) such documents have been reviewed by it and appear regular on their face and relate to such Purchased Mortgage Loan; (C) based on its examination and only as to the foregoing documents, the information set forth in Exhibit F-3, except for items
3, 4, 9, 11, 12 and 14) respecting such Purchased Mortgage Loan is correct; and
(D) each Mortgage Note in its possession has been endorsed as provided in the
Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Purchased
Mortgage Loans identified on the Custodial Mortgage Loan Schedule, (ii) whether any Purchased Mortgage Loan was acquired in a merger, or (ii) the collectability, insurability, effectiveness, recordability or suitability of any such Purchased Mortgage Loan.

          Each Custodial Mortgage Loan Schedule covering all Purchased Mortgage
Loans purchased by the Buyer, delivered to the Buyer by the Custodian shall supersede and cancel the previously delivered Custodial Mortgage Loan Schedule attached to the Trust Receipt, and shall control and be binding upon the parties hereto.

                                        DEUTSCHE BANK NATIONAL TRUST
                                                  COMPANY
                                                 Custodian

                                     Ex. I-1

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                     Ex. I-2

                                   EXHIBIT J-1

                           WAREHOUSE LENDER'S RELEASE

Credit Suisse First Boston Mortgage Capital LLC

Ladies and Gentlemen:

          We hereby release all right, interest or claim of any kind with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon payment in full, in one or more installments, from Credit Suisse First Boston Mortgage Capital LLC, in accordance with the wire instructions which we delivered to you in a letter dated _____ __, ____, in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C.*

LOAN   MORTGAGOR   STREET ADDRESS   CITY   STATE   ZIP
----   ---------   --------------   ----   -----   ---

                                        Very truly yours,

                                        [WAREHOUSE LENDER]

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

*A = weighted average trade price
B = principal amount of the mortgage loans
C = 1 minus the discount set forth on the related Funding Confirmation

                                    Ex. J-1-1

                                   EXHIBIT J-2

                      WAREHOUSE LENDER'S WIRE INSTRUCTIONS

                                                            Date: ______________

Credit Suisse First Boston Mortgage Capital LLC

     Re:  Credit Suisse First Boston Mortgage Capital LLC
          Whole Loan Purchase Program with MortgageIT, Inc. and MortgageIT
          Holdings, Inc.

Ladies and Gentlemen:

          Set forth below are [Warehouse Lender's] wire instructions applicable to the above-referenced Whole Loan Purchase Program.

          Wire Instructions:

               Bank Name:
               City, State:

               ABA#:
               Account #:

               Account Name:

                                    Ex. J-2-1

          Please acknowledge receipt of this letter in the space provided below.
This letter supersedes and replaces (i) any prior notice specifying the name of
[Warehouse Lender] and setting forth wire instructions and (ii) any contrary wire instructions contained in any form of release delivered by [Warehouse
Lender] to [Buyer] shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                        Very truly yours,

                                        MORTGAGEIT, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        MORTGAGEIT HOLDINGS, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        [WAREHOUSE LENDER(S)]*

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

----------
* The authorized officer of each Warehouse Lender executing this letter must be the same authorized officer as signs the Warehouse Lender's Release. Not applicable if there is no Warehouse Lender.

                                    Ex. J-2-2

Receipt Acknowledged By:

CREDIT SUISSE FIRST BOSTON MORTGAGE
   CAPITAL LLC

By:
    ------------------------------------
    Name:
    Title:

                                    Ex. J-2-3

                                    EXHIBIT K

                             NOTICE TO THE CUSTODIAN

To: Deutsche Bank National Trust Company
    1761 East St. Andrew Place
    Santa Ana, California 92705
    Attention: _________________________

From: __________________________________

Date: __________________________________

          You are hereby notified that as of [date] [the undersigned has transferred its right, title and interest in and to the Purchased Mortgage Loans identified in the schedule attached hereto to [transferee's name and address]
and the undersigned hereby releases all right, title and interest in and to such
Purchased Mortgage Loans.][________ Transaction under the Repurchase Agreement has been terminated by _______. The Purchased Mortgage Loans with respect to such Transaction are identified in the schedule attached hereto][the undersigned has declared an Event of Default under the Repurchase Agreement.] You are hereby instructed to [hold such Purchased Mortgage Loans pursuant to the terms of the
Custodial Agreement, dated as of __________ __, 200__, among Deutsche Bank
National Trust Company, Credit Suisse First Boston Mortgage Capital LLC, and
______________________ (the "Custodial Agreement"), for the sole and exclusive benefit of [name of transferee] subject to the terms of the Custodial Agreement by which [name of transferee] hereby agrees to be bound][deliver such Purchased
Mortgage Loans to [name] at [address].

                                        [___]

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                     Ex. K-1

Agreed and Acknowledged:

DEUTSCHE BANK NATIONAL TRUST COMPANY
   Custodian

By:
    ------------------------------------
    Name:
          ------------------------------
    Title:
           -----------------------------
    Date:
          ------------------------------

                                     Ex. K-2

                                    EXHIBIT L

                           FORM OF LOST NOTE AFFIDAVIT

          I, as ___________________________ (title) of Deutsche Bank National
Trust Company (the "Custodian"), am authorized to make this Affidavit on behalf of Deutsche Bank National Trust Company. In connection with the administration of the Purchased Mortgage Loans held by Deutsche Bank National Trust Company as
Custodian on behalf of [ ] (the "Investor"), _______________ (hereinafter called
"Deponent"), being duly sworn, deposes and says that:

1.   Custodian's address is:

          Deutsche Bank National Trust Company
          1761 East St. Andrew Place
          Santa Ana, California 92705

2.   Custodian previously delivered to the Investor a signed Trust Receipt with respect to such Mortgage Note and/or Assignment of Mortgage;

3.   Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Investor by [___] pursuant to the terms and provisions of a Repurchase
     Agreement dated and effective as of _______, 200___.

4.   Such Mortgage Note and/or Assignment or Mortgage is not outstanding pursuant to a Request for Release of Documents;

5.   Aforesaid Mortgage Note and/or Assignment of Mortgage (hereinafter called the "Original") has been lost;

6.   Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

7.   The Custodian was the Custodian of the Original at the time of loss; and

8.   Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender Original to the Investor.

9.   Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the Mortgagee, and (ii) the Mortgage or Deed of Trust
     [strike one] which secures the Mortgage Note, which Mortgage or Deed of
     Trust is recorded at ___________________

10.  Deponent hereby agrees that the Custodian (a) shall indemnify and hold harmless [___], its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting solely from the unavailability of any Mortgage Notes, including but not limited to any loss, liability or damage arising from (i) any false statement

                                     Ex. L-1

     contained in this Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Purchased Mortgage Loan evidenced by the Lost Note, (iv) the issuance of new promissory note in lieu thereof and
     (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through
     (iv) above are hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such Lost Note into a
     Pass-Through Transfer, shall obtain a surety bond from an insurer acceptable to the applicable Rating Agency in an amount acceptable to such
     Rating Agency to cover any Losses with respect to such Lost Note.

11.  This Affidavit is intended to be relied on by the Investor, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Affidavit of Lost Note.

          EXECUTED THIS ____ day of _______, 200_, on behalf of the Custodian by:

                                        ----------------------------------------
                                                        Signature

                                        ----------------------------------------
                                                       Typed Name

          On this _________ day of _______________________, 200_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________
of ______________________, and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said _____________________________
acknowledged this instrument to be the free act and deed of said corporation.

Notary Public in and for the

     State of __________________________

My Commission expires: _________________.

                                     Ex. L-2

                                    EXHIBIT M

                   AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

                                     Ex. M-1

                                    EXHIBIT N

                    AUTHORIZED REPRESENTATIVES OF THE SELLER

MORTGAGEIT, INC. AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

     Name                    Title                          Signature
--------------   -----------------------------   -------------------------------

Doug W. Naidus   Chief Executive Officer

John R. Cuti     General Counsel and Secretary

Robert A. Gula   Chief Financial Officer

MORTGAGEIT HOLDINGS, INC. AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

     Name                    Title                          Signature
--------------   -----------------------------   -------------------------------
Doug W. Naidus   Chief Executive Officer

John R. Cuti     General Counsel and Secretary

Glenn J.         Chief Financial Officer
   Mouridy

                                     Ex. N-1

                                    EXHIBIT O

                     AUTHORIZED REPRESENTATIVES OF THE BUYER

                                    Ex. O-1

                                    EXHIBIT P

                     FORM OF WAREHOUSE LENDER PAYOFF LETTER

[___]
[ADDRESS]

      Re: Agency: ________, Pool # ________, Security Rate _____%,
          Maturity __________

          The undersigned hereby releases all right, interest or claim of any kind with respect to the mortgage loans constituting the mortgage pool referenced above, as may be further described in the attached schedule, such release to be effective automatically without any further action by any party, upon payment for the account of __________ of $__________ in immediately available funds to account # ____________ at _______________________ for the account of __________________________.

Very truly yours,

By:
    ------------------------------------------
    Name:
          ------------------------------------
    Title:
           -----------------------------------

Copy to:

    __________________________________________

    __________________________________________

    __________________________________________

    Attention:
               _______________________________

                                     Ex. P-1

                                    EXHIBIT Q

                        [FORM OF BAILEE VIOLATION LETTER]

[Takeout Investor]
[ADDRESS]

      Re: [Reference applicable bailee letter (the "Bailee Letter")]

          We hereby notify you that, pursuant to the Bailee Letter, the Mortgage
Files for the Mortgage Loans listed on Annex I hereto were released to [Takeout
Investor] ("Takeout Investor") for purchase on ______, 200___ and Takeout
Investor has had possession of the Mortgage Files for more than forty-five days without purchasing such Mortgage Loans. Kindly alert us regarding your decision to purchase the Mortgage Loans or return the Mortgage Files to our attention at your earliest convenience.

DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
    ------------------------------------------
    Name:
          ------------------------------------
    Title:
           -----------------------------------

cc: Credit Suisse First Boston Mortgage Capital LLC via e-mail [SELLER] via
    e-mail

                                     Ex. Q-1

                                     ANNEX I

                                  to EXHIBIT Q

                                    Annex I

                                    EXHIBIT R
                           APPROVED TAKEOUT INVESTORS

Aames Financial Group
ABN AMRO Mortgage
Advanta
Associates
Astoria Federal Savings & Loan Association
Aurora Loan Services Inc.
Banc One Mortgage Corp
Banco Popular
Bank of America Mortgage
Bank United
Bayview Financial
Bear Stearns Securities
C-Bass
CDC
Cendant Mortgage
Century Bank
Chapel Mortgage
Chase Manhattan Mortgage
Chase Securities, Inc.
Chevy Chase Federal Savings Bank
CIT Consumer Finance, Inc.
CItiFinancial Mortgage
CitiMortgage, Inc.
Colonial Bank
Countrywide Home Loans
Credit Suisse/First Boston
Crossland Mortgage
Dean Witter Reynolds, Inc.
Deutsche Bank
Dime/North American Mortgage
Downey Savings & Loan
E Trade
Fannie Mae
First Boston Corporation
First Federal
First Franklin Financial
First Horizon Home Loans
First Nationwide Mortgage

                                     Ex. R-2

First Union Mortgage
Firstar Mortgage Corp.
Flagstar Bank
Fleet Mortgage
Franklin Credit
Freddie Mac
GE Capital Mortgage Services
General Electric Credit Corporation, or any of its subsidiaries
Ginnie Mae
GMAC Mortgage
Goldman Sachs & Co.
GreenPoint Mortgage Funding
Greenwich Capital
Guaranty Federal
Hibernia National Bank
Homebanc
Homeside Lending
HouseHold Financial Services
HSBC Mortgage
ICI Funding Corporation
IMPAC
IndyMac Mortgage Holdings
Interfirst
Irwin Mortgage Corp
JP Morgan Securities Inc.
Key Bank USA
Keystone Financial Mortgage
Leader Mortgage
Lehman Brothers
Long Beach Mortgage
M&T Mortgage
Matrix Financial Services Corp
McGuire Mortgage Co
Merrill Lynch Pierce Fenner & Smith, Inc
National City Mortgage
National Commerce Bancorporation
NationsBanc Capital Markets, Inc.
NationsBanc Mortgage
New Century Mortgage
New Jersey Housing & Mortgage Finance Agency
Nomura Securities International, Inc.
Norwest Funding

                                     Ex. R-2

Nova Star Mortgage, Inc.
Ohio Savings Bank, FSB
Old Kent Mortgage Company
Option One
Paine Webber Incorporated
People's Bank
PHH
Platinum Direct Funding
Popular Financial
Principal Residential
Provident
Prudential Securities Incorporated
Regions Mortgage Co.
Residential Funding Corp.
Resource Bancshares Mtg Co
Salomon Brothers
Saxon Mortgage
Smith Barney, Harris Upham & Co. Incorporated
South Star Funding
Sovereign Bank
State of New York Mortgage Agency
Staten Island Bank
SunTrust/Crestar Mtg
Taylor, Bean & Whitaker
TCF Mortgage Corporation
Temple-Inland Mortgage
Thornberg
UBS Securities Inc.
Union Planters Mortgage
US Bank
Virtual Bank
Washington Mutual
Washtenaw Mortgage
Wells Fargo Home Mortgage
Winter Group (The)
Yamaichi International (America), Inc.

                                     Ex. R-2

                                    EXHIBIT P

                         CUSTODIAN'S FIREWALL STANDARDS

                                     Ex. S-1